EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
1005 Corp.	North Carolina
2007 Vento II, LLC	Delaware
425 South Tryon Street, LLC	North Carolina
A. G. Edwards Technology Partners	Missouri
A.G. Edwards & Sons, LLC	Delaware
A.G. Edwards Capital, Inc.	Delaware
A.G. Edwards Hedging Services, Inc.	Nevada
ACAS/WCM, LLC	Delaware
Accounting Services, LLC	Delaware
ACO Brokerage Holdings Corporation	Delaware
Advanced Collateral Solutions, LLC	Delaware
AGE Capital Holding, Inc.	Delaware
AILS, Inc.	Delaware
Alano Funding, LLC	Delaware
Alces Funding, LLC	Delaware
Alternative Strategies Brokerage Services, Inc.	Delaware
Alternative Strategies Group, Inc.	North Carolina
Alternative Strategies Managed Futures & Commodities Platform, LLC	Delaware
Alternative Strategies Offshore Platform, SPC	UK-Cayman Islands
Alternative Strategies Platform, LLC	Delaware
Alternative Strategies Private Equity Platform, LLC	Delaware
Alternative Strategies Real Estate Platform, LLC	Delaware
American Capital/Wachovia CDO Investor Fund, L.P.	Delaware
American Securities Company	California
American Securities Company of Missouri	Missouri
American Securities Company of Nevada	Nevada
American Securities Company of Utah	Utah
Anchor 6 Offshore Fund Limited	Cayman Islands
Ao Cheng Ltd	British Virgin Islands
ASGI Agility Income Fund	Delaware
ASGI Aurora Opportunities Fund, LLC	Delaware
ASGI Aurora Special Onshore Asset Holdings, Inc.	Delaware
ASGI Corbin Multi-Strategy Fund, LLC	Delaware
ASGI Hedged Equities, Accredited, L.P.	Delaware
ASGI Hedged Equities, Super Accredited, L.P.	Delaware
ASGI Managed Futures Legends Fund, LLC	Delaware
ASGI Multi-Strategy Fund II, Super Accredited, L.P.	Delaware
ASGI Multi-Strategy, Accredited, L.P.	Delaware
ASGI Multi-Strategy, Super Accredited, L.P.	Delaware
ASGI Private Equity Fund II, L.P.	Delaware
ASGI Private Equity Fund, L.P.	Delaware
ASGI Private Equity Partners 1999, L.P.	Delaware
ASGI Private Equity Partners 2001, L.P.	Delaware
ASGI Private Equity Partners QP 1999, L.P.	Delaware
ASGI Private Equity Partners QP 2001, L.P.	Delaware
ASGI Special Asset Holdings, Inc.	Delaware
Asset Management Affiliates, Inc.	Wisconsin
ATC Realty Fifteen, Inc.	California

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
ATC Realty Nine, Inc.	California
ATC Realty One, LLC	Delaware
ATC Realty Sixteen, Inc.	California
Atlas – OCI Enhanced Loan Income Fund LLC	Delaware
Atlas Capital Funding, Ltd.	Cayman Islands
Atlas Loan Funding (CENT I), LLC	Delaware
Atlas Loan Funding (Hartford), LLC	Delaware
Atlas Loan Funding (Navigator), LLC	Delaware
Atlas Loan Funding 2, LLC	Delaware
Augite Pte. Limited	Singapore
Augustus Ventures, L.L.C.	Nevada
Aurora GP Holding, LLC	Delaware
AZ-#3644 Jackson, LLC	Delaware
Azalea Asset Management, Inc.	Delaware
Bacon Housing L.P.	Virginia
Bankers Funding Company, LLC	Delaware
Bateman Eichler, Hill Richards Realty Co., Incorporated	California
Bellevue Property Holdings, LLC	Delaware
Bergamasco Funding, LLC	Delaware
Berkeley Teen Center Investment Fund, LLC	Delaware
BFHDC Limited	UK-England
BGMCO PA, Inc.	Pennsylvania
Biscoe Finance, LLC	Delaware
Bitterroot Asset Management, Inc.	Cayman Islands
BluePoint Holdings Limited	Bermuda
Bowler Housing L.P.	Virginia
Britt/Paulk Insurance Agency, Inc.	Georgia
Brittlebush Financing, LLC	Nevada
Bryan, Pendleton, Swats & McAllister, LLC	Tennessee
BT Costa Rican Land, Sociedad De Responsabilidad Limitada	Costa Rica
Burdale Financial Limited	UK-England
Business Development Corporation of South Carolina	South Carolina
BW Properties Co. Limited	Korea
C & S Appraisal Services, LLC	Minnesota
California GP X, LLC	Delaware
Cardinal International Leasing, LLC	Delaware
Carlyle Energy Mezzanine Access – ASP Fund, LLC	Delaware
Carnation Asset Management, Inc.	Delaware
Castle Pines Capital International LLC	Delaware
Castle Pines Capital LLC	Delaware
Cateavon Limited	Hong Kong
Cenizo Midstream, LLC	Texas
Central Fidelity Capital Trust I	Delaware
Centurion Casualty Company	Iowa
Centurion Funding, Inc.	California
Centurion Funding, LLC	Delaware
Centurion Life Insurance Company	Iowa
CGT Insurance Company Ltd.	Barbados
Charter Holdings, Inc.	Nevada
Chestnut Asset Management, Inc.	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
ChinaVest Ltd.	Bermuda
City First Capital III, LLC	Delaware
City First Capital V, LLC	Delaware
City First Capital XI, LLC	Delaware
City Place Buckhead, LLC	Delaware
clearXchange, LLC	Delaware
CMLB 2001, LLC	Delaware
CNB Investment Trust I	Maryland
CNB Investment Trust II	Maryland
Collin Equities, Inc.	Texas
Colorado Mortgage Alliance, LLC	Delaware
CoLTS LLC 2005-1	Delaware
CoLTS LLC 2005-2	Delaware
CoLTS LLC 2007-1	Delaware
Congress Financial Capital Corporation (Canada)	Canada-Ontario
Consortium America II, LLC	Delaware
CoreStates Capital I	Delaware
CoreStates Capital II	Delaware
CoreStates Capital III	Delaware
CoreStates Holdings, Inc.	Delaware
CP Equity, LLC	Delaware
CPC Global LLC	Delaware
Crocker Properties, Inc.	California
CTB Realty Ventures XXI, Inc.	Connecticut
Danube Holdings I C.V.	Netherlands
Danube Holdings III C.V.	Netherlands
DE Capital Mortgage, LLC	Delaware
DFG Holdings, LLC	Delaware
Dial Finance Company, Inc.	Nevada
Diversified Finance Investments, LLC	Delaware
DNA Investment Holdings, LLC	Delaware
Early Warning Services, LLC	Delaware
Eastdil Secured Broker Services, Inc.	Delaware
Eastdil Secured, L.L.C.	New York
ECM Asset Management Limited	UK-England
ECM Holdings Limited	UK-England
ECM Senior Secured Fund LLC	Delaware
Edward Jones Mortgage, LLC	Delaware
ELEW, LLC	Delaware
EnerVest-Wachovia Co-Investment Partnership, L.P.	Delaware
Epic Funding Corporation	California
Estates at Dunwoody Park GA, LLC	Delaware
European Credit Fund SICAV II	Luxembourg
European Credit X S.a r.l.	Luxembourg
European Credit Y S.a r.l.	Luxembourg
EVEREN Capital Corporation	Delaware
Evergreen Alternative Capital, Inc.	Delaware
Evergreen ECM Holdings B.V.	Netherlands

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Evergreen Financing Company, LLC	Delaware
Evergreen Investment Management Trust	Delaware
EverKey Global Focus (GP), LLC	Delaware
EverKey Global Focus Master Fund, Ltd.	Bahamas
EverKey Global Fund, L.P.	Delaware
EverKey Global Management LLC	Delaware
EverKey Global Offshore Master Fund, Ltd.	Bahamas
EverKey Global Partners (GP), LLC	Delaware
EverKey Global Partners Limited	Bahamas
FA Recruiting Services, LLC	Texas
Falcon Asset Management, Inc.	Delaware
Fannin County Equestrian Community, LLC	Delaware
FCB/SC Capital Trust II	Delaware
FCC-PR, Inc	Puerto Rico
FFL Services Corporation	New Jersey
First Clearing, LLC	Delaware
First Fidelity Urban Investment Corporation	New Jersey
First International Advisors, LLC	Delaware
First National Properties, Inc.	South Carolina
First Penco Realty, Inc.	Pennsylvania
First Security Capital I	Delaware
First State Service Corporation	North Carolina
First Union Capital II	Delaware
First Union Community Development Corporation	Virginia
First Union Rail Corporation	North Carolina
Flagstone Apartment Property, LLC	Delaware
FNL Insurance Company, Ltd	Hawaii
Forum Capital Markets, LLC	Delaware
Fullerton Towers Holdings, LLC	Delaware
FUNC Holdings, Inc.	Florida
G.C. Leasing, Inc.	Virginia
G/WDC 541 N Fairbanks, LLC	Delaware
Galleria Developers Private Limited	India
Galliard Capital Management, Inc.	Minnesota
GC Finance 2010 LLC	Delaware
General Homes Corp.	Texas
Golden Capital Management, LLC	Delaware
Golden Funding Company	Cayman Islands
Golden West Savings Association Service Co.	California
Goldenrod Asset Management, Inc.	Delaware
Greenfield Funding, LLC	Minnesota
GS Bridgeport I CDE, LLC	Delaware
GS Private Equity Partners IX ASW Fund, LLC	Delaware
HADBO Investments C.V.	Netherlands
Hanover/FUDC Master Limited Partnership	Delaware
Harrier Funding, LLC	Delaware
Haven for Hope Investment Fund, LLC	Delaware
Heritage Indemnity Company	California
Heritage Mechanical Breakdown Corporation	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
HHC Mezzanine D, LLC	Delaware
Highland Glen, LLC	Delaware
Hokkaido Apartments LLC	Delaware
Home Loan Experts, Inc.	California
Homeservices Lending, LLC	Delaware
Horizon Management Services, Inc.	Florida
Hyattsville Property Holdings, LLC	Delaware
Iapetus Funding, LLC	Delaware
IBID, Inc.	Delaware
IntraWest Asset Management, Inc.	Delaware
Island Finance Holding Company, LLC	Cayman Islands
Island Finance Puerto Rico, Inc.	Delaware
Island Finance Sales Finance Corporation	Cayman Islands
Island Finance Sales Finance Trust	Puerto Rico
IWIC Insurance Company	Vermont
JC-Warren MI, LLC	Delaware
JERSEY CENTER/FIDOREO, INC.	New Jersey
Jordan Investments GP	UK-Cayman Islands
Jordan Investments LP	UK-Cayman Islands
JPSD, Inc.	Delaware
Kalorama Special Products Fund SPC, Ltd.	Cayman Islands
Killdeer Capital Company, LLC	Delaware
Komondor Funding, LLC	Delaware
Landfill Portfolio, LLC	Delaware
Landmark Equity Partners XIV ASP Fund, LLC	Delaware
LG-354 Lewisville TX, LLC	Delaware
Lincoln Building Corporation	Colorado
Linear Financial, LP	Delaware
Lordship LLC	Delaware
MAA/NCF Sub-CDE, LLC	Delaware
Macom Dekalb IL, LLC	Delaware
Macro*World Research Corporation	North Carolina
Marigold International Limited	Cayman Islands
Marina Towers Melbourne, LLC	Delaware
Mastiff Funding, LP	Delaware
McCart Landing Conyers, LLC	Delaware
Meadowmont JV, LLC	Delaware
Meridian Venture Partners	Pennsylvania
Merlin Canada LTD.	Canada-Nova Scotia
Metropolitan West Capital Management, LLC	California
Mid-City Community CDE-Operating Fund, LLC	Delaware
Mid-Peninsula Capital, LLC	California
Milford Highlands PA, LLC	Delaware
Military Family Home Loans, LLC	Delaware
Monument Peak, LLC	Delaware
Monument Street Funding, Inc.	California
Monument Street Funding, LLC	Delaware
Monument Street Funding-II, LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Monument Street Holding LLC	Delaware
Morganite Pte. Ltd.	Singapore
Mortgage Services Professionals, LLC	Delaware
Mulberry Asset Management, Inc.	Delaware
MVP Distribution Partners	Pennsylvania
MW1-2002, LLC	Delaware
NB Crossroads XVIII ASP Fund, LLC	Delaware
NCT Exchange, LLC	Delaware
NEC IX, LLC	Delaware
NEC VIII, LLC	Delaware
Neckar Financial, LLC	Delaware
NeighborCare Health Investment Fund, LLC	Delaware
Nelson Capital Management, LLC	Delaware
New Markets Investment XIII, LLC	Delaware
NFPS, LLC	Delaware
North Hart Run, Inc.	Virginia
North Star Mortgage Guaranty Reinsurance Company	Vermont
Norwest Center, Inc.	Minnesota
Norwest Equity Capital, L.L.C.	Minnesota
Norwest Equity Partners IX, LP	Delaware
Norwest Equity Partners VI, LP	Minnesota
Norwest Equity Partners VII, LP	Minnesota
Norwest Equity Partners VIII, LP	Delaware
Norwest Financial Canada DE, Inc.	Delaware
Norwest Financial Funding, Inc.	Nevada
Norwest Limited LP, LLLP	Delaware
Norwest Mezzanine Partners I, LP	Minnesota
Norwest Mezzanine Partners II, LP	Delaware
Norwest Mezzanine Partners III, LP	Delaware
Norwest Properties Holding Company	Minnesota
Norwest Venture Capital Management, Inc.	Minnesota
Norwest Venture Partners-Mauritius	Mauritius
Norwest Venture Partners Advisory-Mauritius	Mauritius
Norwest Venture Partners Advisory Hong Kong Limited	Hong Kong
Norwest Venture Partners FVCI Singapore Private Limited	Singapore
Norwest Venture Partners FVCI-Mauritius	Mauritius
Norwest Venture Partners IX, LP	Delaware
Norwest Venture Partners VI, LP	Minnesota
Norwest Venture Partners VI-A, LP	Delaware
Norwest Venture Partners VII, LP	Minnesota
Norwest Venture Partners VII-A Mauritius	Mauritius
Norwest Venture Partners VII-A, LP	Delaware
Norwest Venture Partners VIII, LP	Delaware
Norwest Venture Partners X-Mauritius	Mauritius
Norwest Venture Partners X FII-Mauritius	Mauritius
Norwest Venture Partners X, LP	Delaware
Norwest Venture Partners XI, LP	Delaware
NVP Associates, LLC	Delaware
NVP Israel Ltd	Israel
NVP Rates, LLC	California

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
NVP Venture Capital India Private Limited	India
Oak Haven Senior Living, LLC	Delaware
Ocean View Holdco, LLC	Delaware
Old Swedish Bank Master Tenant, LLC	Minnesota
OmniPlus Capital Corporation	Tennessee
OmniServe of Alabama, L.L.C.	Alabama
Overland Advisors, LLC	Delaware
Overland GP LLC	Delaware
Overland Relative Value Fund LLC	Delaware
Overland Relative Value Fund Ltd.	Cayman Islands
Overland Relative Value Master Fund LP	Cayman Islands
Oxmoor Center, LLC	Delaware
Pal Office Holdings, LLC	Delaware
Palo Alto Partners, LLC	Delaware
Pamlico Capital II ASP Fund, LLC	Delaware
Pamlico Capital II, L.P.	Delaware
Pamlico Capital Secondary Fund, L.P.	Delaware
Partnership Investments S.a.r.l.	Luxembourg
Pebble Bay Developers Private Limited	India
Pelican Asset Management, Inc.	Delaware
Peony Asset Management, Inc.	Delaware
Peregrine Capital Management, Inc.	Minnesota
PFC Exchange, LLC	Delaware
PFC Gas Liquids, LLC	Texas
Pheasant Asset Management, Inc.	Delaware
PHH Funding, LLC	Delaware
Philadelphia National Limitada	Brazil
Preferred Funding S.a.r.l.	Luxembourg
Preferred Investments S.a.r.l.	Luxembourg
Preferred Motor Sports Risk Purchasing Group, LLC	Minnesota
Premia Mortgage, LLC	Delaware
Premium Timberland Sales, Inc.	North Carolina
Prime Direct LLC	Delaware
Prime Era Investments Limited	UK-Virgin Islands
Prime Valuation Services, LLC	Minnesota
Primrose Asset Management, Inc.	Delaware
Private Mortgage Advisors, LLC	Delaware
PRN Holdings, Inc.	Delaware
Progress for People, LLC	Nebraska
Prometheus Investment, LLC	North Carolina
Prosperity Mortgage Company	Minnesota
Prudence Crandall Fund III, LLC	Delaware
Pumi Funding, LLC	Delaware
Quail Asset Management, LLC	Delaware
QuestPoint L.P., Inc.	Delaware
R. B. C. Corporation	North Carolina
Railway Tenant, LLC	Maryland
RC Kenwood Fund Ltd.	Cayman Islands
RC Woodley Park, LP	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Real Sincere Group Limited	UK-Virgin Islands
REDUS AD, LLC	Delaware
REDUS Alabama Commercial, LLC	Delaware
REDUS Alabama, LLC	Delaware
REDUS ALK, LLC	Delaware
REDUS Arizona, LLC	Delaware
REDUS Arlington Ridge FL Land, LLC	Delaware
REDUS Arlington Ridge FL, LLC	Delaware
REDUS Atlanta Club Homes, LLC	Delaware
REDUS Atlanta Housing, LLC	Delaware
REDUS Atlanta Subdivisions, LLC	Delaware
REDUS Beach House Marina, LLC	Delaware
REDUS Beau View Towers, LLC	Delaware
REDUS Beauview Condos, LLC	Delaware
REDUS Bundoran Farms, LLC	Delaware
REDUS CA Properties, LLC	Delaware
REDUS Calendar Mills, LLC	Delaware
REDUS California, LLC	Delaware
REDUS Campanile, LLC	Delaware
REDUS Carlsbad LLC	Delaware
REDUS Charlotte Housing, LLC	Delaware
REDUS Colorado, LLC	Delaware
REDUS Dallas TX, LLC	Delaware
REDUS DE, LLC	Delaware
REDUS Delaware, LLC	Delaware
REDUS EH, LLC	Delaware
REDUS EL, LLC	Delaware
REDUS Emerald Green, LLC	Delaware
REDUS Fallschase Retail, LLC	Delaware
REDUS Fallschase, LLC	Delaware
REDUS Ferguson, LLC	Delaware
REDUS FL Properties, LLC	Delaware
REDUS Florida Commercial, LLC	Delaware
REDUS Florida Condos, LLC	Delaware
REDUS Florida Housing, LLC	Delaware
REDUS Florida Land, LLC	Delaware
REDUS FM, LLC	Delaware
REDUS Frederica Club, LLC	Delaware
REDUS Frederica, LLC	Delaware
REDUS Georgia Commercial, LLC	Delaware
REDUS Greensboro Subdivisions, LLC	Delaware
REDUS Halifax Landing, LLC	Delaware
REDUS Houston, LLC	Delaware
REDUS IDS, LLC	Delaware
REDUS Illinois, LLC	Delaware
REDUS Imagine, LLC	Delaware
REDUS Indiana, LLC	Delaware
REDUS Kentucky, LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
REDUS Lake Wilson, LLC	Delaware
REDUS Lee Branch, LLC	Delaware
REDUS LH SC, LLC	Delaware
REDUS LH, LLC	Delaware
REDUS MA Commercial, LLC	Delaware
REDUS MA Subdivisions, LLC	Delaware
REDUS McCar Homes, LLC	Delaware
REDUS MD Land, LLC	Delaware
REDUS Mississippi Land, LLC	Delaware
REDUS Mississippi, LLC	Delaware
REDUS Missouri, LLC	Delaware
REDUS Moorabelle, LLC	Delaware
REDUS Nashville Housing, LLC	Delaware
REDUS NC Coastal, LLC	Delaware
REDUS NC Commercial, LLC	Delaware
REDUS NC Land, LLC	Delaware
REDUS NC-ALL, LLC	Delaware
REDUS Nevada, LLC	Delaware
REDUS New Hampshire, LLC	Delaware
REDUS New Jersey, LLC	Delaware
REDUS New York, LLC	Delaware
REDUS NH Sewer Co, LLC	Delaware
REDUS NH Water Co, LLC	Delaware
REDUS NWP, LLC	Delaware
REDUS Ocean Waters, LLC	Delaware
REDUS Ohio, LLC	Delaware
REDUS One Market, LLC	Delaware
REDUS One, LLC	Delaware
REDUS OR Land, LLC	Delaware
REDUS PDG, LLC	Delaware
REDUS Peninsula Millsboro, LLC	Delaware
REDUS PG, LLC	Delaware
REDUS Plaza Ocean Waters, LLC	Delaware
REDUS Properties, Inc.	Delaware
REDUS Raleigh Housing, LLC	Delaware
REDUS RG, LLC	South Carolina
REDUS Rhode Island, LLC	Delaware
REDUS RSA Golf Club, LLC	Delaware
REDUS SC Coastal, LLC	Delaware
REDUS SC Housing, LLC	Delaware
REDUS Seneca, LLC	Delaware
REDUS SH ND, LLC	Delaware
REDUS South Carolina, LLC	Delaware
REDUS SVTC, LLC	Delaware
REDUS Texas Land, LLC	Delaware
REDUS TN-ALL, LLC	Delaware
REDUS TRG II, LLC	Delaware
REDUS TRG III, LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
REDUS TRG, LLC	Delaware
REDUS Twin Lakes, LLC	Delaware
REDUS TX Homes, LLC	Delaware
REDUS TX Properties, LLC	Delaware
REDUS VA Housing, LLC	Delaware
REDUS Virginia Coastal, LLC	Delaware
REDUS Virginia Commercial, LLC	Delaware
REDUS Virginia Subdivisions, LLC	Delaware
REDUS Wakefield, LLC	Delaware
REDUS Washington, LLC	Delaware
REDUS WLHP, LLC	Delaware
Reliable Finance Holding Company	Puerto Rico
Reliable Finance Holding Company, LLC	Nevada
Reliable Financial Services, Inc.	Puerto Rico
Reliable Insurance Services Corp.	Puerto Rico
RELS Management Company, LLC	Delaware
RELS Title Services, LLC	Delaware
RELS, L.L.C.	Delaware
Renaissance Finance II, LLC	Delaware
RES Direct, LLC	Delaware
Residential Home Mortgage Investment, L.L.C.	Delaware
Rhine Investment Holdings, LLC	Delaware
Riggs Rental Exchange, LLC	Delaware
Rigil Funding, LLC	Delaware
Rim Power Center, LLC	Delaware
Rock Creek 1848 Fund L.P.	Delaware
Rock Creek 1848 GP, LLC	Delaware
Rock Creek Austin Fund, L.P.	Delaware
Rock Creek Austin GP, LLC	Delaware
Rock Creek Connecticut LLC	Delaware
Rock Creek Emerging Markets Fund Offshore L.P.	Cayman Islands
Rock Creek Emerging Markets GP, Ltd.	Cayman Islands
Rock Creek Emerging Markets SPC, Ltd.	Cayman Islands
Rock Creek Empire Fund GP, LLC	Delaware
Rock Creek Empire Fund, L.P.	Delaware
Rock Creek Fort Reno Series LLC	Delaware
Rock Creek Fund (E) Ltd.	Cayman Islands
Rock Creek Georgetown Fund, Ltd.	Cayman Islands
Rock Creek GP Holdings, LLC	Delaware
Rock Creek Limestone Emerging Markets, L.P.	Delaware
Rock Creek Limestone GP, LLC	Delaware
Rock Creek Mozarkite Emerging Markets Fund, L.P.	Delaware
Rock Creek Mozarkite Emerging Markets GP, LLC	Delaware
Rock Creek Penn Quarter GP, LLC	Delaware
Rock Creek Penn Quarter, L.P.	Delaware
Rock Creek Potomac Fund, Ltd.	Cayman Islands
Rock Creek Spring Valley Opportunities Onshore Fund GP, LLC	Delaware
Rock Creek Two Harbors Emerging Market Fund, Ltd.	Cayman Islands

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Rock Creek Whitehaven Fund, Ltd.	Cayman Islands
Rock Creek Whitehurst EM Series LLC	Delaware
Rock Creek Zilker Investment Fund GP, LLC	Delaware
Rocky River Project LLC	Delaware
RORI Property Holdings, LLC	Delaware
Ruby Asset Management Inc.	Maryland
Rural Community Insurance Agency, Inc.	Minnesota
Rural Community Insurance Company	Minnesota
RWF Mortgage Company	California
Ryder Exchange, LLC	Delaware
Sagebrush Asset Management, Inc.	Delaware
Saguaro Asset Management, Inc.	Delaware
Salvo Finance GP	Delaware
Savings Associations Financial Enterprises, Incorporated	District of Columbia
SC Realty, LLC	Delaware
SCG Funding, LLC	Delaware
Seriford International Limited	UK-Virgin Islands
Shanghai Commercial Bank Limited	Hong Kong
Sierra Delaware Funding, LLC	Delaware
Siguler Guff BRIC Opportunities II ASW Fund, LLC	Delaware
Siguler Guff Distressed Real Estate ASP Fund, LLC	Delaware
Silver Asset Management, Inc.	Delaware
Sirius Funding, LLC	Delaware
SoCo Community Development Company, LLC	Alabama
Solid Bond Limited	UK-Virgin Islands
Solution Delivery, LLC	Delaware
Source One Liquidation, LLC	Delaware
SouthTrust Community Reinvestment Company, LLC	Alabama
SouthTrust Mobile Services Funding Corporation	Alabama
Southwest Partners, Inc.	California
Sparta GP Holding REO Corp.	Delaware
Sparta GP Holding, LLC	Delaware
Spring Cypress Water Supply Corporation	Texas
SR 70 Land Bradenton, LLC	Delaware
SS South Loop, LLC	Delaware
St. Joseph’s Affordable Housing Limited Partnership	Pennsylvania
Stagecoach Wagon Wheel, Inc.	California
Sterling Bradenton, LLC	Delaware
STRATS, LLC	Delaware
Structured Asset Investors, LLC	Delaware
Structured Credit Partners, LLC	Delaware
Structured Principal Strategies Holdings, LLC	Delaware
Structured Principal Strategies, LLC	Delaware
Summitt PELS Funding, LLC	Delaware
Superior Guaranty Insurance Company	Vermont
Sweetroot Funding, LLC	Cayman Islands
Synthetic Fixed-Income Securities, Inc.	Delaware
TAI Title Trust	Delaware
Taylor County Land GA, LLC	Delaware
TAYLORR LAKES/FIDOREO, INC.	New Jersey

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
The Preserve Sevierville, LLC	Delaware
The Ridges at Mountain Harbour, LLC	Delaware
The Rock Creek Group, LLC	Delaware
The Rock Creek Group, LP	Delaware
The Thirty-Eight Hundred Fund, LLC	Delaware
The Westlake Group Limited	Turks & Caicos
Thirty-Eight Hundred Holdings, LLC	Delaware
Thirty-Eight Hundred Investments Limited	Cayman Islands
Tiberius Ventures, L.L.C.	Nevada
TMS Special Holdings, Inc.	Delaware
TMS Student Holdings, Inc.	Delaware
Topaz Asset Management Inc.	Maryland
Trade School Finance LLC	Delaware
Transportation Equipment Advisors, Inc.	Illinois
Triad Apartment Portfolio, LLC	Delaware
TRSTE II, Inc.	Tennessee
TRSTE, Inc.	Virginia
Tryon Management, Inc.	North Carolina
TW Container Leasing Ltd.	Bermuda
Two APM Plaza, Inc.	Pennsylvania
Tyro Funding, LLC	Delaware
Union Commerce Title Company, LLC	Delaware
Union Hamilton Reinsurance, Ltd.	Bermuda
United Bancshares, Inc.	Pennsylvania
United Bank of Philadelphia	Pennsylvania
United California Bank Realty Corporation	California
Universal Master Servicing, LLC	Delaware
Valley Asset Management, Inc.	Delaware
Valuation Information Technology, L.L.C.	Iowa
Vento WF, LLC	Delaware
Vermillion Huntersville, LLC	Delaware
Viewpointe, LLC	Delaware
Villages at Warner Ranch PUD, LP	Delaware
Violet Asset Management, Inc.	Delaware
W.C.A. Service Corporation, Inc.	California
Wachovia Asia Limited	Hong Kong
Wachovia Asset Securitization Issuance II, LLC	Delaware
Wachovia Asset Securitization Issuance, LLC	North Carolina
Wachovia Capital Investments, Inc.	Georgia
Wachovia Capital Partners 2002, LLC	North Carolina
Wachovia Capital Partners 2003, LLC	North Carolina
Wachovia Capital Partners 2004, LLC	North Carolina
Wachovia Capital Partners 2005, LLC	North Carolina
Wachovia Capital Partners Secondary Fund I, L.P.	Delaware
Wachovia Capital Partners, Inc.	Virginia
Wachovia Capital Trust I	Delaware
Wachovia Capital Trust II	Delaware
Wachovia Capital Trust III	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Capital Trust V	Delaware
Wachovia Commercial Mortgage Loan Warehouse Corporation	North Carolina
Wachovia Community Development Corporation	North Carolina
Wachovia Community Development Enterprises I, LLC	North Carolina
Wachovia Community Development Enterprises II, LLC	North Carolina
Wachovia Community Development Enterprises III, LLC	North Carolina
Wachovia Community Development Enterprises IV, LLC	North Carolina
Wachovia Community Development Enterprises V, LLC	North Carolina
Wachovia Community Development Enterprises XIX, LLC	Delaware
Wachovia Community Development Enterprises XVII, LLC	Delaware
Wachovia Community Development Enterprises XVIII, LLC	Delaware
Wachovia Community Development Enterprises XX, LLC	Delaware
Wachovia Community Development Enterprises XXI, LLC	Delaware
Wachovia Community Development Enterprises, LLC	North Carolina
Wachovia CRE CDO 2006-1 Carmel Sands Subsidiary, LLC	Delaware
Wachovia CRE CDO 2006-1 Investor LLC	Delaware
Wachovia CRE CDO 2006-1 LLC	Delaware
Wachovia CRE CDO 2006-1 Wagon Trails Subsidiary, LLC	Delaware
Wachovia CRE CDO 2006-1, Ltd.	UK-Cayman Islands
Wachovia Defeasance 3409 PRIMM III LLC	Delaware
Wachovia Defeasance 601 Valley III LLC	Delaware
Wachovia Defeasance Alta Mira Shopping Center LLC	Delaware
Wachovia Defeasance BACM 2001-PB1 III LLC	Delaware
Wachovia Defeasance BACM 2001-PB1 LLC	Delaware
Wachovia Defeasance BACM 2002-2 LLC	Delaware
Wachovia Defeasance BACM 2003-1 LLC	Delaware
Wachovia Defeasance BOA-FUNB 2001-3 CAC V-CRIT Portfolio LLC	Delaware
Wachovia Defeasance BOA-FUNB 2001-3 III LLC	Delaware
Wachovia Defeasance BOA-FUNB 2001-3 LLC	Delaware
Wachovia Defeasance BSCM 2006-TOP22 III LLC	Delaware
Wachovia Defeasance BSCMS 1999-C1 II LLC	Delaware
Wachovia Defeasance BSCMS 1999-C1 III LLC	Delaware
Wachovia Defeasance BSCMS 1999-WF2 III LLC	Delaware
Wachovia Defeasance BSCMS 1999-WF2 LLC	Delaware
Wachovia Defeasance BSCMS 2001-TOP2 III LLC	Delaware
Wachovia Defeasance BSCMS 2001-TOP4 III LLC	Delaware
Wachovia Defeasance BSCMS 2002-PBW1 III LLC	Delaware
Wachovia Defeasance BSCMS 2002-PBW1 LLC	Delaware
Wachovia Defeasance BSCMS 2002-TOP6 III LLC	Delaware
Wachovia Defeasance BSCMS 2002-TOP8 III LLC	Delaware
Wachovia Defeasance BSCMS 2003-PWR2 III LLC	Delaware
Wachovia Defeasance BSCMS 2003-TOP10 III LLC	Delaware
Wachovia Defeasance BSCMS 2003-Top10 LLC	Delaware
Wachovia Defeasance BSCMS 2003-TOP12 III LLC	Delaware
Wachovia Defeasance BSCMS 2003-Top12 LLC	Delaware
Wachovia Defeasance BSCMS 2004-PWR3 III LLC	Delaware
Wachovia Defeasance BSCMS 2004-PWR3 LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance BSCMS 2004-PWR4 III LLC	Delaware
Wachovia Defeasance BSCMS 2004-PWR5 III LLC	Delaware
Wachovia Defeasance BSCMS 2004-PWR6 III LLC	Delaware
Wachovia Defeasance BSCMS 2004-TOP14 III LLC	Delaware
Wachovia Defeasance BSCMS 2004-TOP16 525 Vine Street LLC	Delaware
Wachovia Defeasance BSCMS 2004-TOP16 III LLC	Delaware
Wachovia Defeasance BSCMS 2005-PWR7 III LLC	Delaware
Wachovia Defeasance BSCMS 2005-PWR8 III LLC	Delaware
Wachovia Defeasance BSCMS 2005-TOP18 III LLC	Delaware
Wachovia Defeasance BSCMS 2005-TOP20 III LLC	Delaware
Wachovia Defeasance BSCMS 2006-PWR13 III LLC	Delaware
Wachovia Defeasance BSCMS 2006-TOP24 III LLC	Delaware
Wachovia Defeasance BSCMS 2007-PWR16 III LLC	Delaware
Wachovia Defeasance BSCMS 2007-TOP26 III LLC	Delaware
Wachovia Defeasance CD 2006-CD2 III LLC	Delaware
Wachovia Defeasance CD 2007-CD4 III LLC	Delaware
Wachovia Defeasance Chase 1999-2 II LLC	Delaware
Wachovia Defeasance Chase 1999-2 III LLC	Delaware
Wachovia Defeasance CHASE 2000-1 III LLC	Delaware
Wachovia Defeasance CHASE 2000-2 III LLC	Delaware
Wachovia Defeasance CHASE 2000-3 III LLC	Delaware
Wachovia Defeasance Chase-FUNB 1999-1 II LLC	Delaware
Wachovia Defeasance Chase-FUNB 1999-1 III LLC	Delaware
Wachovia Defeasance Citigroup 2004-C1 CF West Palm LLC	Delaware
Wachovia Defeasance Citigroup 2004-C1 III LLC	Delaware
Wachovia Defeasance Citigroup 2004-C1 LLC	Delaware
Wachovia Defeasance Citigroup 2004-C1 Seaboard Associates LLC	Delaware
Wachovia Defeasance Citigroup 2005-C3 III LLC	Delaware
Wachovia Defeasance Citigroup 2006-C5 III LLC	Delaware
Wachovia Defeasance Citigroup 2007-C6 III LLC	Delaware
Wachovia Defeasance CMAC 1999-C1 LLC	Delaware
Wachovia Defeasance CMLB 2001-1 III LLC	Delaware
Wachovia Defeasance CMLB 2001-1 LLC	Delaware
Wachovia Defeasance COMM 2004-LNB2 III LLC	Delaware
Wachovia Defeasance CSFB 1997-C1 LLC	Delaware
Wachovia Defeasance CSFB 1997-C2 LLC	Delaware
Wachovia Defeasance CSFB 1998-C2 II LLC	Delaware
Wachovia Defeasance CSFB 1998-C2 III LLC	Delaware
Wachovia Defeasance CSFB 2001-CK3 III LLC	Delaware
Wachovia Defeasance CSFB 2001-CK3 LLC	Delaware
Wachovia Defeasance CSFB 2001-CKN5 LLC	Delaware
Wachovia Defeasance CSFB 2002-CKP1 LLC	Delaware
Wachovia Defeasance CSFB 2002-CKS4 LLC	Delaware
Wachovia Defeasance CSFB 2002-CP5 LLC	Delaware
Wachovia Defeasance CSFB 2003-C3 LLC	Delaware
Wachovia Defeasance CSFB 2003-C5 LLC	Delaware
Wachovia Defeasance CSFB 2003-CPN1 LLC	Delaware
Wachovia Defeasance CSFB 2004-C1 LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance CSFB 2004-C2 LLC	Delaware
Wachovia Defeasance CSFB 2004-C3 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C1 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C2 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C3 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C6 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C6 III-KEYCORP LLC	Delaware
Wachovia Defeasance DLJ 1998-CG1 II LLC	Delaware
Wachovia Defeasance DLJ 1998-CG1 III LLC	Delaware
Wachovia Defeasance DLJ 1999-CG1 II LLC	Delaware
Wachovia Defeasance DLJ 1999-CG1 III LLC	Delaware
Wachovia Defeasance DLJ 1999-CG2 II LLC	Delaware
Wachovia Defeasance DLJ 1999-CG2 III LLC	Delaware
Wachovia Defeasance DLJ 1999-CG2 LLC	Delaware
Wachovia Defeasance DLJ 1999-CG3 II LLC	Delaware
Wachovia Defeasance DLJ 1999-CG3 III LLC	Delaware
Wachovia Defeasance DLJ 1999-CG3 LLC	Delaware
Wachovia Defeasance DLJ 2000-CF1 LLC	Delaware
Wachovia Defeasance DLJ 2000-CKP1 LLC	Delaware
Wachovia Defeasance Four New York Plaza III LLC	Delaware
Wachovia Defeasance FREMF 2010-K7 III LLC	Delaware
Wachovia Defeasance FUCM 1999-C4 II LLC	Delaware
Wachovia Defeasance FUCM 1999-C4 LLC	Delaware
Wachovia Defeasance FU-LB 1997-C1 LLC	Delaware
Wachovia Defeasance FU-LB 1997-C2 II LLC	Delaware
Wachovia Defeasance FU-LB-BOA 1998-C2 LLC	Delaware
Wachovia Defeasance FUNB 1999-C1 II LLC	Delaware
Wachovia Defeasance FUNB 1999-C1 III LLC	Delaware
Wachovia Defeasance FUNB 1999-C1 LLC	Delaware
Wachovia Defeasance FUNB 1999-C4 III LLC	Delaware
Wachovia Defeasance FUNB 1999-C4 LLC	Delaware
Wachovia Defeasance FUNB 1999-C4 ML Windsor-ML Hammocks LLC	Delaware
Wachovia Defeasance FUNB 2000-C1 III LLC	Delaware
Wachovia Defeasance FUNB 2000-C1 LLC	Delaware
Wachovia Defeasance FUNB 2000-C1 POOL SB LLC	Delaware
Wachovia Defeasance FUNB 2000-C2 II LLC	Delaware
Wachovia Defeasance FUNB 2000-C2 III LLC	Delaware
Wachovia Defeasance FUNB 2000-C2 LLC	Delaware
Wachovia Defeasance FUNB 2000-C2 Phoenix Crowne LLC	Delaware
Wachovia Defeasance FUNB 2001-C2 III LLC	Delaware
Wachovia Defeasance FUNB 2001-C2 LLC	Delaware
Wachovia Defeasance FUNB 2001-C3 CAC II LLC	Delaware
Wachovia Defeasance FUNB 2001-C3 III LLC	Delaware
Wachovia Defeasance FUNB 2001-C3 LLC	Delaware
Wachovia Defeasance FUNB 2001-C4 CRIT Portfolio LLC	Delaware
Wachovia Defeasance FUNB 2001-C4 CRIT-VA IV LLC	Delaware
Wachovia Defeasance FUNB 2001-C4 III LLC	Delaware
Wachovia Defeasance FUNB 2001-C4 LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance FUNB 2002-C1 CRIT-VA V LLC	Delaware
Wachovia Defeasance FUNB 2002-C1 III LLC	Delaware
Wachovia Defeasance FUNB 2002-C1 LLC	Delaware
Wachovia Defeasance FUNB 2002-C1 Madison Sixty LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT NC) LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT VA) LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 II LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 POOL SB LLC	Delaware
Wachovia Defeasance FUNB-CHASE 1999-C2 III LLC	Delaware
Wachovia Defeasance FUNB-Chase 1999-C2 LLC	Delaware
Wachovia Defeasance GE 2002-2 183 Madison LLC	Delaware
Wachovia Defeasance GE 2002-2 II LLC	Delaware
Wachovia Defeasance GE 2002-2 LLC	Delaware
Wachovia Defeasance GECCMC 2000-1 III LLC	Delaware
Wachovia Defeasance GECCMC 2000-1 LLC	Delaware
Wachovia Defeasance GECCMC 2001-1 II LLC	Delaware
Wachovia Defeasance GECCMC 2001-1 III LLC	Delaware
Wachovia Defeasance GECCMC 2001-1 LLC	Delaware
Wachovia Defeasance GECCMC 2001-2 II LLC	Delaware
Wachovia Defeasance GECCMC 2001-2 III LLC	Delaware
Wachovia Defeasance GECCMC 2001-2 LLC	Delaware
Wachovia Defeasance GECCMC 2001-3 II LLC	Delaware
Wachovia Defeasance GECCMC 2001-3 III LLC	Delaware
Wachovia Defeasance GECCMC 2001-3 LLC	Delaware
Wachovia Defeasance GECCMC 2002-1 Cameron Crossing LLC	Delaware
Wachovia Defeasance GECCMC 2002-1 Culver Center West LLC	Delaware
Wachovia Defeasance GECCMC 2002-1 III LLC	Delaware
Wachovia Defeasance GECCMC 2002-1 LLC	Delaware
Wachovia Defeasance GECCMC 2002-2 III LLC	Delaware
Wachovia Defeasance GECCMC 2002-2 LLC	Delaware
Wachovia Defeasance GECCMC 2002-2 Wills Group FLP LLC	Delaware
Wachovia Defeasance GECCMC 2002-3 III LLC	Delaware
Wachovia Defeasance GECCMC 2002-3 LLC	Delaware
Wachovia Defeasance GECCMC 2003-C2 Culver Center East LLC	Delaware
Wachovia Defeasance GECCMC 2003-C2 III LLC	Delaware
Wachovia Defeasance GECCMC 2003-C2 LLC	Delaware
Wachovia Defeasance GECCMC 2004-C2 LLC	Delaware
Wachovia Defeasance GECCMC 2004-C2 POOL SB LLC	Delaware
Wachovia Defeasance GECCMC 2004-C2 Stefan Associates LLC	Delaware
Wachovia Defeasance GECCMC 2005-C1 PIL I LLC	Delaware
Wachovia Defeasance GECCMC 2006-C1 III LLC	Delaware
Wachovia Defeasance GECC-Subway LLC	Delaware
Wachovia Defeasance GECMC 2003-C1 LLC	Delaware
Wachovia Defeasance GECMC 2004-C2 III LLC	Delaware
Wachovia Defeasance GMAC 1997-C2 LLC	Delaware
Wachovia Defeasance GMAC 1998-C2 LLC	Delaware
Wachovia Defeasance GMAC 1999-C1 LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance GMAC 1999-C2 LLC	Delaware
Wachovia Defeasance GMAC 2000-C3 LLC	Delaware
Wachovia Defeasance GMAC 2001-C1 LLC	Delaware
Wachovia Defeasance GMAC 2001-C2 LLC	Delaware
Wachovia Defeasance GMAC 2002-C1 LLC	Delaware
Wachovia Defeasance GMAC 2002-C2 LLC	Delaware
Wachovia Defeasance GMAC 2002-C3 LLC	Delaware
Wachovia Defeasance GMAC 2003-C1 LLC	Delaware
Wachovia Defeasance GMAC 2003-C2 LLC	Delaware
Wachovia Defeasance GMACCM 1997-C1 LLC	Delaware
Wachovia Defeasance Greenwich 2002-C1 II LLC	Delaware
Wachovia Defeasance GREENWICH 2002-C1 III LLC	Delaware
Wachovia Defeasance Greenwich 2002-C1 Landmark IV LLC	Delaware
Wachovia Defeasance Greenwich 2002-C1 LLC	Delaware
Wachovia Defeasance Greenwich 2003-C1 LLC	Delaware
Wachovia Defeasance GREENWICH 2003-C2 III LLC	Delaware
Wachovia Defeasance Greenwich 2003-C2 LLC	Delaware
Wachovia Defeasance Greenwich 2004-GG1 III LLC	Delaware
Wachovia Defeasance Greenwich 2004-GG1 LLC	Delaware
Wachovia Defeasance GREENWICH 2005-GG5 III LLC	Delaware
Wachovia Defeasance Greenwich 2007-GG9 III LLC	Delaware
Wachovia Defeasance GS 1998-C1 LLC	Delaware
Wachovia Defeasance GS 2004-C1 LLC	Delaware
Wachovia Defeasance GS 2007-GG10 III LLC	Delaware
Wachovia Defeasance GSMSC II 1999-C1 LLC	Delaware
Wachovia Defeasance GSMSC II 2003-C1 LLC	Delaware
Wachovia Defeasance GSMSC II 2004-GG2 1410 Broadway LLC	Delaware
Wachovia Defeasance GSMSC II 2004-GG2 1441 Broadway LLC	Delaware
Wachovia Defeasance HF 1999-PH1 II LLC	Delaware
Wachovia Defeasance HF 1999-PH1 III LLC	Delaware
Wachovia Defeasance HF 1999-PH1 LLC	Delaware
Wachovia Defeasance HF 2000 PH-1 LLC	Delaware
Wachovia Defeasance JPMC 1999-C7 LLC	Delaware
Wachovia Defeasance JPMC 1999-PLSI LLC	Delaware
Wachovia Defeasance JPMC 2000-C10 LLC	Delaware
Wachovia Defeasance JPMC 2000-C9 LLC	Delaware
Wachovia Defeasance JPMC 2001-C1 III LLC	Delaware
Wachovia Defeasance JPMC 2001-C1 LLC	Delaware
Wachovia Defeasance JPMC 2001-CIBC1 LLC	Delaware
Wachovia Defeasance JPMC 2001-CIBC2 LLC	Delaware
Wachovia Defeasance JPMC 2001-CIBC3 III LLC	Delaware
Wachovia Defeasance JPMC 2001-CIBC3 LLC	Delaware
Wachovia Defeasance JPMC 2002-C1 II LLC	Delaware
Wachovia Defeasance JPMC 2002-C1 III LLC	Delaware
Wachovia Defeasance JPMC 2002-C1 LLC	Delaware
Wachovia Defeasance JPMC 2002-C2 III LLC	Delaware
Wachovia Defeasance JPMC 2002-C2 LLC	Delaware
Wachovia Defeasance JPMC 2002-C3 III LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance JPMC 2002-C3 LLC	Delaware
Wachovia Defeasance JPMC 2002-CIBC4 LLC	Delaware
Wachovia Defeasance JPMC 2002-CIBC5 CP Pembroke Pines LLC	Delaware
Wachovia Defeasance JPMC 2002-CIBC5 III LLC	Delaware
Wachovia Defeasance JPMC 2002-CIBC5 LLC	Delaware
Wachovia Defeasance JPMC 2003-C1 III LLC	Delaware
Wachovia Defeasance JPMC 2003-C1 LLC	Delaware
Wachovia Defeasance JPMC 2003-CIB6 III LLC	Delaware
Wachovia Defeasance JPMC 2003-CIBC6 CP Deerfield LLC	Delaware
Wachovia Defeasance JPMC 2003-CIBC6 LLC	Delaware
Wachovia Defeasance JPMC 2003-CIBC7 LLC	Delaware
Wachovia Defeasance JPMC 2003-LN1 III LLC	Delaware
Wachovia Defeasance JPMC 2003-LN1 LLC	Delaware
Wachovia Defeasance JPMC 2003-ML1 III LLC	Delaware
Wachovia Defeasance JPMC 2003-ML1 LLC	Delaware
Wachovia Defeasance JPMC 2003-PM1 Battery Commercial LLC	Delaware
Wachovia Defeasance JPMC 2003-PM1 LLC	Delaware
Wachovia Defeasance JPMC 2004-C2 III LLC	Delaware
Wachovia Defeasance JPMC 2004-C2 LLC	Delaware
Wachovia Defeasance JPMC 2004-C3 LLC	Delaware
Wachovia Defeasance JPMC 2004-CIBC10 LLC	Delaware
Wachovia Defeasance JPMC 2004-LN2 III LLC	Delaware
Wachovia Defeasance JPMC 2005-LDP1 LLC	Delaware
Wachovia Defeasance JPMC 2005-LDP2 III LLC	Delaware
Wachovia Defeasance JPMC 2005-LDP2 LLC	Delaware
Wachovia Defeasance JPMC 2006-LDP7 III LLC	Delaware
Wachovia Defeasance JPMC 2006-LDP8 III LLC	Delaware
Wachovia Defeasance JPMC 2007-LDP11 III LLC	Delaware
Wachovia Defeasance JPMC 2007-LDP12 III LLC	Delaware
Wachovia Defeasance LB 1998-C1 LLC	Delaware
Wachovia Defeasance LB 1998-C4 II Ardsley Associates LLC	Delaware
Wachovia Defeasance LB 1998-C4 II LLC	Delaware
Wachovia Defeasance LB 1998-C4 III LLC	Delaware
Wachovia Defeasance LB 1998-C4 LLC	Delaware
Wachovia Defeasance LB 1999-C1 II LLC	Delaware
Wachovia Defeasance LB 1999-C1 III LLC	Delaware
Wachovia Defeasance LB 1999-C1 LLC	Delaware
Wachovia Defeasance LB 1999-C2 II LLC	Delaware
Wachovia Defeasance LB 1999-C2 III LLC	Delaware
Wachovia Defeasance LB 1999-C2 LLC	Delaware
Wachovia Defeasance LB UBS 2002-C2 II LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C3 II LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C3 III LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C3 LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C4 II LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C4 LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C5 III LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C5 LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance LB-UBS 2001-C2 II LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C2 III LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C2 LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C3 1735 North Lynn LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C3 II LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C3 III LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C3 LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C7 II LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C7 III LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C7 LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C1 400 Atlantic LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C1 II LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C1 III LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C1 LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C2 Hibbs/Woodinville LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C2 III LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C2 LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C4 III LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C4 LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C7 II LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C7 III LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C7 Independence Shoppingtown LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C7 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 (Clear) LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 Franklin Avenue LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 II LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 III LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C3 III LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C3 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C5 III LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C5 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C7 (Getty) LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C7 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C8 III LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C8 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C1 III LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C1 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C4 III LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C4 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C6 III LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C6 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C7 III LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C7 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C8 III LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C8 LLC	Delaware
Wachovia Defeasance LB-UBS 2005-C2 III LLC	Delaware
Wachovia Defeasance LB-UBS 2005-C3 III LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance LB-UBS 2005-C5 III LLC	Delaware
Wachovia Defeasance LB-UBS 2005-C7 III LLC	Delaware
Wachovia Defeasance LB-UBS 2005-C7 VR Bayou LLC	Delaware
Wachovia Defeasance LB-UBS 2006-C1 III LLC	Delaware
Wachovia Defeasance LB-UBS 2006-C3 III LLC	Delaware
Wachovia Defeasance LB-UBS 2006-C7 III LLC	Delaware
Wachovia Defeasance LB-UBS 2007-C2 III LLC	Delaware
Wachovia Defeasance LB-UBS 2008-C1 III LLC	Delaware
Wachovia Defeasance Management-KeyCorp LLC	Delaware
Wachovia Defeasance Management-Midland LLC	Delaware
Wachovia Defeasance Management II LLC	Delaware
Wachovia Defeasance Management III LLC	Delaware
Wachovia Defeasance Management LLC	Delaware
Wachovia Defeasance Management-KeyCorp III LLC	Delaware
Wachovia Defeasance Management-Midland III LLC	Delaware
Wachovia Defeasance MCF 1998-MC3 LLC	Delaware
Wachovia Defeasance ML-CFC 2006-4 III LLC	Delaware
Wachovia Defeasance ML-CFC 2007-7 III LLC	Delaware
Wachovia Defeasance MLMI 1998-C2 II LLC	Delaware
Wachovia Defeasance MLMI 1998-C2 III LLC	Delaware
Wachovia Defeasance MLMI 1998-C2 LLC	Delaware
Wachovia Defeasance MLMI 1998-C3 LLC	Delaware
Wachovia Defeasance MLMI 2002-MW1 III LLC	Delaware
Wachovia Defeasance MLMI 2002-MW1 LLC	Delaware
Wachovia Defeasance MLMI 2005-CKI1 III LLC	Delaware
Wachovia Defeasance MLMI 2005-CKI1 LLC	Delaware
Wachovia Defeasance MLMI 2005-MCP1 LLC	Delaware
Wachovia Defeasance MLMI 2005-MCP1 PVA III LLC	Delaware
Wachovia Defeasance MLMI 2005-MKB2 LLC	Delaware
Wachovia Defeasance MLMI 2006-1 III LLC	Delaware
Wachovia Defeasance MLMI 2006-2 III LLC	Delaware
Wachovia Defeasance MLMI 2006-C2 III LLC	Delaware
Wachovia Defeasance MLMI 2007-5 III LLC	Delaware
Wachovia Defeasance MLMT 2004-MKB1 LLC	Delaware
Wachovia Defeasance MLMT 2006-C1 III LLC	Delaware
Wachovia Defeasance MSCI 1998-CF1 LLC	Delaware
Wachovia Defeasance MSCI 1998-HF2 LLC	Delaware
Wachovia Defeasance MSCI 1998-WF2 LLC	Delaware
Wachovia Defeasance MSCI 1999-FNVI LLC	Delaware
Wachovia Defeasance MSCI 1999-LIFE1 LLC	Delaware
Wachovia Defeasance MSCI 1999-RM1 LLC	Delaware
Wachovia Defeasance MSCI 1999-WF1 III LLC	Delaware
Wachovia Defeasance MSCI 1999-WF1 LLC	Delaware
Wachovia Defeasance MSCI 2003-IQ4 LLC	Delaware
Wachovia Defeasance MSCI 2003-IQ5 LLC	Delaware
Wachovia Defeasance MSCI 2003-IQ6 III LLC	Delaware
Wachovia Defeasance MSCI 2003-IQ6 LLC	Delaware
Wachovia Defeasance MSCI 2003-TOP11 III LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance MSCI 2003-Top11 LLC	Delaware
Wachovia Defeasance MSCI 2004-HQ3 III LLC	Delaware
Wachovia Defeasance MSCI 2004-HQ3 LLC	Delaware
Wachovia Defeasance MSCI 2004-HQ4 III LLC	Delaware
Wachovia Defeasance MSCI 2004-IQ7 III LLC	Delaware
Wachovia Defeasance MSCI 2004-IQ7 LLC	Delaware
Wachovia Defeasance MSCI 2004-TOP13 III LLC	Delaware
Wachovia Defeasance MSCI 2004-TOP15 III LLC	Delaware
Wachovia Defeasance MSCI 2004-TOP15 LLC	Delaware
Wachovia Defeasance MSCI 2005-HQ6 III LLC	Delaware
Wachovia Defeasance MSCI 2005-TOP17 III LLC	Delaware
Wachovia Defeasance MSCI 2005-TOP19 III LLC	Delaware
Wachovia Defeasance MSCI 2005-TOP19 LLC	Delaware
Wachovia Defeasance MSCI 2006-HQ8 III LLC	Delaware
Wachovia Defeasance MSCI 2006-IQ11 III LLC	Delaware
Wachovia Defeasance MSCI 2006-TOP21 III LLC	Delaware
Wachovia Defeasance MSDWCI 2000-LIFE1 III LLC	Delaware
Wachovia Defeasance MSDWCI 2000-LIFE1 LLC	Delaware
Wachovia Defeasance MSDWCI 2000-Life2 LLC	Delaware
Wachovia Defeasance MSDWCI 2001-TOP3 III LLC	Delaware
Wachovia Defeasance MSDWCI 2001-TOP5 III LLC	Delaware
Wachovia Defeasance MSDWCI 2001-Top5 LLC	Delaware
Wachovia Defeasance MSDWCI 2002-TOP7 III LLC	Delaware
Wachovia Defeasance MSDWCI 2002-Top7 LLC	Delaware
Wachovia Defeasance MSDWCI 2003-HQ2 III LLC	Delaware
Wachovia Defeasance MSDWCI 2003-HQ2 LLC	Delaware
Wachovia Defeasance MSDWCI 2003-TOP9 III LLC	Delaware
Wachovia Defeasance PMAC 1999-C1 LLC	Delaware
Wachovia Defeasance PNCMAC 1999-CM1 LLC	Delaware
Wachovia Defeasance PNCMAC 2000-C1 LLC	Delaware
Wachovia Defeasance PNCMAC 2001-C1 LLC	Delaware
Wachovia Defeasance PSSFC 1998-C1 LLC	Delaware
Wachovia Defeasance PSSFC 1999-NRF1 LLC	Delaware
Wachovia Defeasance PSSFC 2003-PWR1 III LLC	Delaware
Wachovia Defeasance PSSFC 2003-PWR1 LLC	Delaware
Wachovia Defeasance PSSFC 2003-PWR1 PAL-MED LLC	Delaware
Wachovia Defeasance River Terrace LLC	Delaware
Wachovia Defeasance SBMS 2000-C1 LLC	Delaware
Wachovia Defeasance SBMS VII 2000-C3 LLC	Delaware
Wachovia Defeasance SBMS VII 2000-C3 Wellington Place LLC	Delaware
Wachovia Defeasance SBMS VII 2001-C1 LLC	Delaware
Wachovia Defeasance SBMS VII 2001-C2 LLC	Delaware
Wachovia Defeasance Wachovia 2002-C1 III LLC	Delaware
Wachovia Defeasance Wachovia 2002-C1 LLC	Delaware
Wachovia Defeasance Wachovia 2002-C2 III LLC	Delaware
Wachovia Defeasance Wachovia 2002-C2 Lawndale Market Place LLC	Delaware
Wachovia Defeasance Wachovia 2002-C2 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C3 Big Trout Lodge LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Defeasance Wachovia 2003-C3 Gaddis LLC	Delaware
Wachovia Defeasance Wachovia 2003-C3 III LLC	Delaware
Wachovia Defeasance Wachovia 2003-C3 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C4 III LLC	Delaware
Wachovia Defeasance Wachovia 2003-C4 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C5 III LLC	Delaware
Wachovia Defeasance Wachovia 2003-C5 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C6 III LLC	Delaware
Wachovia Defeasance Wachovia 2003-C6 John & Son’s LLC	Delaware
Wachovia Defeasance Wachovia 2003-C6 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C7 III LLC	Delaware
Wachovia Defeasance Wachovia 2003-C7 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C8 III LLC	Delaware
Wachovia Defeasance Wachovia 2003-C8 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C9 III LLC	Delaware
Wachovia Defeasance Wachovia 2003-C9 LLC	Delaware
Wachovia Defeasance Wachovia 2004-C10 III LLC	Delaware
Wachovia Defeasance Wachovia 2004-C10 LLC	Delaware
Wachovia Defeasance Wachovia 2004-C11 III LLC	Delaware
Wachovia Defeasance WACHOVIA 2004-C12 III LLC	Delaware
Wachovia Defeasance Wachovia 2004-C12 LLC	Delaware
Wachovia Defeasance Wachovia 2004-C14 Amstar LLC	Delaware
Wachovia Defeasance Wachovia 2004-C14 III LLC	Delaware
Wachovia Defeasance Wachovia 2004-C14 Lenexa LLC	Delaware
Wachovia Defeasance Wachovia 2004-C14 LLC	Delaware
Wachovia Defeasance Wachovia 2004-C15 III LLC	Delaware
Wachovia Defeasance Wachovia 2004-C15 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C16 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C16 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C17 450 Partners LLC	Delaware
Wachovia Defeasance Wachovia 2005-C17 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C17 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C18 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C18 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C19 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C20 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C20 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C21 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C21 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C22 III LLC	Delaware
Wachovia Defeasance Wachovia 2006-C23 III LLC	Delaware
Wachovia Defeasance Wachovia 2006-C24 III LLC	Delaware
Wachovia Defeasance Wachovia 2006-C25 III LLC	Delaware
Wachovia Defeasance Wachovia 2006-C26 III LLC	Delaware
Wachovia Defeasance Wachovia 2006-C29 III LLC	Delaware
Wachovia Defeasance Wachovia 2007-C30 III LLC	Delaware
Wachovia Defeasance Wachovia 2007-C33 III LLC	Delaware
Wachovia Defeasance WBCMT 2002-C1 III LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wachovia Development Corporation	North Carolina
Wachovia Education Loan Funding LLC	Delaware
Wachovia Fixed Income Structured Trading Solutions, LLC	Delaware
Wachovia International Capital Corporation	Georgia
Wachovia Investors, Inc.	North Carolina
Wachovia Mortgage Loan Trust, LLC	Delaware
Wachovia Netherlands Holdings, LLC	Delaware
Wachovia Ocean View Member, LLC	Delaware
Wachovia Operational Services, LLC	North Carolina
Wachovia Preferred Funding Corp.	Delaware
Wachovia Preferred Funding Holding Corp.	California
Wachovia Preferred Realty, LLC	Delaware
Wachovia Private Capital, Inc.	Pennsylvania
Wachovia Re, Inc.	Vermont
Wachovia Real Estate Investment Corp.	Delaware
Wachovia Real Estate Korea, Inc.	Korea
Wachovia Residual Interest Securitization, LLC	Delaware
Wachovia Securities (Uruguay) S.A.	Uruguay
Wachovia Securities Financial Holdings, LLC	Delaware
Wachovia Securities Servicos e Participacoes (Brasil) LTDA	Brazil
Wachovia Service Corporation	Delaware
Wachovia Settlement Services of AL, LLC	Alabama
Wachovia Settlement Services, LLC	Delaware
Wachovia Student Loan Trust 2005-1	Delaware
Wachovia Student Loan Trust 2006-1	Delaware
Wachovia Technology Planning & Solutions Private Limited	India
Wachovia Trade Finance Corporation	Delaware
Warranty Solutions Administrative Services, Inc.	Florida
Warranty Solutions Management Corporation	California
Waterside Villages, LLC	Delaware
WBI Holdings I, LLC	Delaware
WBI Holdings II, LLC	Delaware
WBI Holdings III, LLC	Delaware
WBI Holdings IV, LLC	Delaware
WBI Holdings V, LLC	Delaware
WBI Holdings VI, LLC	Delaware
WCI OREO, LLC	Delaware
WCP Compression Holdings, LLC	North Carolina
WCP Compression, LLC	North Carolina
WCP Holdings 2002, LLC	North Carolina
WCP Secondary Fund I GP, LLC	Delaware
WDC 541 N Fairbanks Member, LLC	Delaware
WDC Triad Member I, LLC	Delaware
WDC Triad Parent, LLC	Delaware
WDC Union Station, LLC	Delaware
WDC Ventures Ltd.	Mauritius
WDS Holdings, Inc.	Delaware
Wealth Enhancement Advisory Services, LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wealth Enhancement Brokerage Services, LLC	Delaware
Wealth Enhancement Group, LLC	Delaware
WEG Holdings, LLC	Delaware
WELF Holding LLC	Delaware
Wells Capital Management Incorporated	California
Wells Fargo Advisors (Argentina) LLC	Delaware
Wells Fargo Advisors (Chile) LLC	Delaware
Wells Fargo Advisors (Montevideo) Usuaria de Zona Franca S.A.	Uruguay
Wells Fargo Advisors Financial Network, LLC	Delaware
Wells Fargo Advisors Insurance Agency of Puerto Rico, Inc.	Puerto Rico
Wells Fargo Advisors Insurance Agency, LLC	Virginia
Wells Fargo Advisors, LLC	Delaware
Wells Fargo Affordable Housing Community Development Corporation	North Carolina
Wells Fargo Affordable Housing Corp.	North Carolina
Wells Fargo Aircraft S.a r.l.	Luxembourg
Wells Fargo Asia Limited	Hong Kong
Wells Fargo Asset Management Corporation	Minnesota
Wells Fargo Asset Securities Corporation	Delaware
Wells Fargo Auto Receivables, LLC	Delaware
Wells Fargo Bank International	Ireland
Wells Fargo Bank Northwest, National Association	United States
Wells Fargo Bank South Central, National Association	United States
Wells Fargo Bank, Ltd.	California
Wells Fargo Bank, National Association	United States
Wells Fargo Business Credit Canada ULC	Canada-Alberta
Wells Fargo Canada Corporation	Canada-Nova Scotia
Wells Fargo Capital Finance Corporation Canada	Canada-Ontario
Wells Fargo Capital Finance, Inc.	California
Wells Fargo Capital Finance, LLC	Delaware
Wells Fargo Capital Holdings, Inc.	Delaware
Wells Fargo Capital II	Delaware
Wells Fargo Capital IV	Delaware
Wells Fargo Capital IX	Delaware
Wells Fargo Capital VII	Delaware
Wells Fargo Capital VIII	Delaware
Wells Fargo Capital X	Delaware
Wells Fargo Capital XI	Delaware
Wells Fargo Capital XII	Delaware
Wells Fargo Cedar Creek LLC	Delaware
Wells Fargo Central Pacific Holdings, Inc.	California
Wells Fargo CM Funding, LLC	Delaware
Wells Fargo Commercial Mortgage	Delaware
Wells Fargo Commercial Mortgage Securities, Inc.	North Carolina
Wells Fargo Commodities, LLC	Delaware

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wells Fargo Community Development Corporation	Nevada
Wells Fargo Community Development Enterprise Round 8 Subsidiary 7, LLC	Delaware
Wells Fargo Community Development Enterprise Round 8 Subsidiary 8, LLC	Delaware
Wells Fargo Community Development Enterprise Round 8 Subsidiary 9, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 1, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 10P, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 2, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 3, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 4, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 5, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 6, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 7, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 8, LLC	Delaware
Wells Fargo Community Development Enterprise Round 9 Subsidiary 9, LLC	Delaware
Wells Fargo Community Development Enterprises Round 6 Sub 10, LLC	Delaware
Wells Fargo Community Development Enterprises Round 6 Sub 8, LLC	Delaware
Wells Fargo Community Development Enterprises Round 6 Sub 9, LLC	Delaware
Wells Fargo Community Development Enterprises Round 7 Sub 1, LLC	Delaware
Wells Fargo Community Development Enterprises Round 7 Sub 3, LLC	Delaware
Wells Fargo Community Development Enterprises Round 7 Sub 4, LLC	Delaware
Wells Fargo Community Development Enterprises Round 7 Sub 5, LLC	Delaware
Wells Fargo Community Development Enterprises Round 7 Sub 6, LLC	Delaware
Wells Fargo Community Development Enterprises Round 7 Sub 7, LLC	Delaware
Wells Fargo Community Development Enterprises Subsidiary 1, LLC	Delaware
Wells Fargo Community Development Enterprises Subsidiary 2, LLC	Delaware
Wells Fargo Community Development Enterprises Subsidiary 3, LLC	Delaware
Wells Fargo Community Development Enterprises Subsidiary 4, LLC	Delaware
Wells Fargo Community Development Enterprises Subsidiary 5, LLC	Delaware
Wells Fargo Community Development Enterprises Subsidiary 6, LLC	Delaware
Wells Fargo Community Development Enterprises Subsidiary 7, LLC	Delaware
Wells Fargo Community Development Enterprises, Inc.	Nevada
Wells Fargo Community Investment Holdings, LLC	Delaware
Wells Fargo Container Corp. Ltd.	Bermuda
Wells Fargo Credit Card Funding LLC	Delaware
Wells Fargo Credit Card Master Note Trust	Delaware
Wells Fargo Credit, Inc.	Minnesota
Wells Fargo Delaware Trust Company, National Association	United States
Wells Fargo Distribution Finance, LLC	Delaware
Wells Fargo Energy Capital, Inc.	Texas
Wells Fargo Equipment Finance Company	Canada-Nova Scotia
Wells Fargo Equipment Finance, Inc.	Minnesota
Wells Fargo Equity Capital, Inc.	California
Wells Fargo Escrow Company, LLC	Iowa
Wells Fargo Exchange Services, Inc.	North Carolina
Wells Fargo Exchange Services, LLC	Delaware
Wells Fargo Fairway Member, LLC	Delaware
Wells Fargo Financial Acceptance America, Inc.	Pennsylvania
Wells Fargo Financial Acceptance, LLC	Minnesota

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wells Fargo Financial Alabama, Inc.	Alabama
Wells Fargo Financial Alaska, Inc.	Alaska
Wells Fargo Financial America, Inc.	Pennsylvania
Wells Fargo Financial Arizona, Inc.	Arizona
Wells Fargo Financial Arkansas, Inc.	Arkansas
Wells Fargo Financial California, Inc.	Colorado
Wells Fargo Financial Colorado, Inc.	Colorado
Wells Fargo Financial Connecticut, Inc.	Connecticut
Wells Fargo Financial Corporation Canada	Canada-Nova Scotia
Wells Fargo Financial Credit Services New York, Inc.	New York
Wells Fargo Financial Delaware, Inc.	Delaware
Wells Fargo Financial Florida, Inc.	Florida
Wells Fargo Financial Funding B.V.	Netherlands
Wells Fargo Financial Georgia, Inc.	Iowa
Wells Fargo Financial Guam, Inc.	Delaware
Wells Fargo Financial Hawaii, Inc.	Hawaii
Wells Fargo Financial Holdings, LLC	Delaware
Wells Fargo Financial Idaho, Inc.	Idaho
Wells Fargo Financial Illinois, Inc.	Iowa
Wells Fargo Financial Indiana, Inc.	Indiana
Wells Fargo Financial Iowa 1, Inc.	Iowa
Wells Fargo Financial Iowa 3, Inc.	Iowa
Wells Fargo Financial Kansas, Inc.	Kansas
Wells Fargo Financial Kentucky 1, Inc.	Kentucky
Wells Fargo Financial Kentucky, Inc.	Kentucky
Wells Fargo Financial Leasing, Inc.	Iowa
Wells Fargo Financial Louisiana, Inc.	Louisiana
Wells Fargo Financial Maine, Inc.	Maine
Wells Fargo Financial Maryland, Inc.	Maryland
Wells Fargo Financial Massachusetts 1, Inc.	Massachusetts
Wells Fargo Financial Massachusetts, Inc.	Massachusetts
Wells Fargo Financial Michigan, Inc.	Michigan
Wells Fargo Financial Minnesota, Inc.	Minnesota
Wells Fargo Financial Missouri, Inc.	Missouri
Wells Fargo Financial Montana, Inc.	Montana
Wells Fargo Financial National Bank	United States
Wells Fargo Financial Nebraska, Inc.	Nebraska
Wells Fargo Financial Nevada 2, Inc.	Nevada
Wells Fargo Financial Nevada, Inc.	Nevada
Wells Fargo Financial New Hampshire 1, Inc.	New Hampshire
Wells Fargo Financial New Hampshire, Inc.	New Hampshire
Wells Fargo Financial New Jersey, Inc.	New Jersey
Wells Fargo Financial New Mexico, Inc.	New Mexico
Wells Fargo Financial New York, Inc.	New York
Wells Fargo Financial North Carolina 1, Inc.	North Carolina
Wells Fargo Financial North Carolina, Inc.	North Carolina
Wells Fargo Financial North Dakota, Inc.	North Dakota
Wells Fargo Financial Ohio 1, Inc.	New Hampshire

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wells Fargo Financial Ohio, Inc.	Ohio
Wells Fargo Financial Oklahoma, Inc.	Oklahoma
Wells Fargo Financial Oregon, Inc.	Oregon
Wells Fargo Financial Pennsylvania, Inc.	Pennsylvania
Wells Fargo Financial Retail Credit, Inc.	Iowa
Wells Fargo Financial Retail Services Company Canada	Canada-Nova Scotia
Wells Fargo Financial Rhode Island, Inc.	Rhode Island
Wells Fargo Financial Services, LLC	Delaware
Wells Fargo Financial South Carolina, Inc.	South Carolina
Wells Fargo Financial South Dakota, Inc.	South Dakota
Wells Fargo Financial System Florida, Inc.	Florida
Wells Fargo Financial System Virginia, Inc.	Virginia
Wells Fargo Financial Tennessee 1, LLC	Tennessee
Wells Fargo Financial Tennessee, Inc.	Tennessee
Wells Fargo Financial Texas, Inc.	Texas
Wells Fargo Financial Utah, Inc.	Utah
Wells Fargo Financial Vermont, Inc.	Vermont
Wells Fargo Financial Virginia, Inc.	Virginia
Wells Fargo Financial Washington 1, Inc.	Washington
Wells Fargo Financial Washington, Inc.	Washington
Wells Fargo Financial West Virginia, Inc.	West Virginia
Wells Fargo Financial Wisconsin, Inc.	Wisconsin
Wells Fargo Financial Wyoming, Inc.	Wyoming
Wells Fargo Financial, LLC	Iowa
Wells Fargo Financing Corporation	California
Wells Fargo Foothill Canada ULC	Canada-Alberta
Wells Fargo Fund Services, LLC	Delaware
Wells Fargo Funding, Inc.	Minnesota
Wells Fargo Funds Distributor, LLC	Delaware
Wells Fargo Funds Management, LLC	Delaware
Wells Fargo Gaming Capital, LLC	Delaware
Wells Fargo Global Broker Network, LLC	Delaware
Wells Fargo Global Fund Services (Asia) Pte Ltd.	Singapore
Wells Fargo Global Fund Services (Ireland) Limited	Ireland
Wells Fargo Global Fund Services (Jersey) Limited	Jersey
Wells Fargo Global Fund Services (UK) Limited	UK-England
Wells Fargo Global Fund Services Holdings LLC	Delaware
Wells Fargo Global Fund Services LLC	Delaware
Wells Fargo Home Mortgage Real Estate Funding 1, Inc.	Delaware
Wells Fargo Housing Advisors, Inc.	California
Wells Fargo India Solutions Private Limited	India
Wells Fargo Institutional Securities, LLC	Delaware
Wells Fargo Insurance Montana, Inc.	Montana
Wells Fargo Insurance Services of West Virginia, Inc.	West Virginia
Wells Fargo Insurance Services USA, Inc.	North Carolina
Wells Fargo Insurance, Inc.	Minnesota
Wells Fargo International B.V.	Netherlands
Wells Fargo International Banking Corporation	United States

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
Wells Fargo International Commercial Services Limited	Hong Kong
Wells Fargo International Holdings (Luxembourg) S.a r.l.	Luxembourg
Wells Fargo International Inc.	Delaware
Wells Fargo International Services Private Limited	India
Wells Fargo Investment Group, Inc.	Delaware
Wells Fargo Merchant Services, L.L.C.	Delaware
Wells Fargo Mortgage Loan Trust II, LLC	Delaware
Wells Fargo Mortgage Loan Trust, LLC	Delaware
Wells Fargo Municipal Capital Strategies, LLC	Delaware
Wells Fargo Philippines Solutions Inc.	Philippines
Wells Fargo Prime Services, LLC	Delaware
Wells Fargo Principal Investments, LLC	Delaware
Wells Fargo Principal Lending, LLC	Delaware
Wells Fargo Private Client Funding, Inc.	Delaware
Wells Fargo Properties, Inc.	Minnesota
Wells Fargo Real Estate Advisors Private Limited	India
Wells Fargo Real Estate Capital Investments, LLC	Delaware
Wells Fargo Real Estate Tax Services, LLC	Delaware
Wells Fargo Regional Community Development Corporation, Inc.	Pennsylvania
Wells Fargo Relative Value Portfolio	Cayman Islands
Wells Fargo Risk Services, Inc.	Virginia
Wells Fargo Securities (Japan) Co., Ltd.	Japan
Wells Fargo Securities Asia Limited	Hong Kong
Wells Fargo Securities International Limited	UK-England
Wells Fargo Securities, LLC	Delaware
Wells Fargo Small Business Investment Company, Inc.	California
Wells Fargo Soporte Global Limitada	Chile
Wells Fargo Special Risks, Inc.	Illinois
Wells Fargo Structured Lending, LLC	Delaware
Wells Fargo Student Loans Receivables I, LLC	Delaware
Wells Fargo Trade Capital Services, Inc.	New York
Wells Fargo Trust Corporation Limited	UK-England
Wells Fargo Ventures, LLC	Delaware
Wells Fargo Wealth Brokerage Insurance Agency, LLC	Virginia
Wells Fargo Wind Holdings LLC	Delaware
WestFin Insurance Agency, Inc.	California
Westlake Insurance Company (Bermuda), Ltd.	Bermuda
Westwood Vistas GP, LLC	Delaware
WF Deferred Compensation Holdings, Inc.	Delaware
WF Investment Holdings, LLC	Delaware
WF PCCP Co-Invest LLC	Delaware
WF Penta Wind, LLC	Delaware
WFC Holdings Corporation	Delaware
WFLC Subsidiary, LLC	Delaware
Wheat First Butcher Singer Private Equity Fund, Limited Partnership	Virginia
Wheels Exchange, LLC	Delaware
Whippet Funding, LLC	Delaware
WIBC Aruba N.V.	Aruba

EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2012:

Subsidiary	Jurisdiction of Incorporation or Organization
WIH CDO, LLC	Delaware
WIH Holdings	Mauritius
William Byrd Hotel Associates, L.P.	Virginia
Winchester REO, LLC	North Carolina
Wind Joint Venture LLC	Delaware
WLH 2008-1, LLC	Delaware
World Mortgage Company	Colorado
World Savings, Inc.	California
WPFC Asset Funding LLC	Delaware
WREK Retail I, LLC	Delaware
WS Aftermarket Services Corporation	Delaware
WSH Holdings, LTD	UK-Cayman Islands
WTC Property Holdings, LLC	Delaware
Zilker Investment Fund, LP	Delaware